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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT

          We consent to the incorporation by reference in this Registration Statement of First Regional Bancorp on Form S-8 of our report dated January 30, 1996, appearing in the Annual Report on Form 10-K of First Regional Bancorp for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



/s/ Deloitte & Touche LLP
August 19, 1996

                                 EXHIBIT 23.2